                            RULE 10f-3 REPORT FORM

                        Record Of Securities Purchased
                    Under The Trust's Rule 10f-3 Procedures

1. Name of Portfolio: Metropolitan Series Fund, Inc. Neuberger & Berman Partners Mid Cap Value Portfolio

2.      Name of Issuer: The Goldman Sachs Group, Inc.

3.      Date of Purchase: May 3, 1999

4.      Underwriter from whom purchased: Goldman Sachs

5. "Affiliated Underwriter" managing or participating in underwriting syndicate: Neuberger Berman, LLC

6.      Is a list of the underwriting syndicate's members attached?  Yes_X_ No_

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 304,400

8.      Aggregate principal amount of offering: 69,000,000

9.      Purchase price (net of fees and expenses): $53.00

10.     Date offering commenced: May 3, 1999

11.     Offering price at close of first day on which any sales were made:
        $53.00

12.     Commission, spread or profit: 4.25%     $2.25/per share

13.     Have the following conditions been satisfied?                Yes   No
                                                                     ---   --
a.      The securities are:

                part of an issue registered under the Securities Act  X
                of 1933 which is being offered to the public;        ___   ___

                Eligible Municipal Securities;                       ___   ___

                Sold in an Eligible Foreign Offering; or             ___   ___

                sold in an Eligible Rule 144A offering?              ___   ___

        (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                     Yes   No
                                                                     ---   --
b.      (1) The securities were purchased prior to the end of the
        first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
        securities in that offering or in any concurrent offering
        of the securities (except, in the case of an Eligible
        Foreign Offering, for any rights to purchase that are
        required by law to be granted to existing security holders
        of the issuer); OR                                            X
                                                                     ---  ---

        (2) If the securities to be purchased were offered for
        subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
                                                                     ---  ---
c.      The underwriting was a firm commitment underwriting?
                                                                      X
                                                                     ---  ---
d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see Attachment
        for comparison of spread with comparable recent offerings)?   X
                                                                     ---  ---
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous
        operation for not less than three years?                      X
                                                                     ---  ---
f.      (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not
        exceed 25% of the principal amount of the offering; OR        X
                                                                     ---  ---
        (2) If the securities purchased were sold in an Eligible
        Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

        (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

        (ii)   The principal amount of the offering of such class
               in any concurrent public offering?
                                                                     ---  ---
g.      (1) No affiliated underwriter of the Trust was a direct or
        or indirect participant in or beneficiary of the sale; OR     X
                                                                     ---  ---
        (2) With respect to the purchase of Eligible Municipal
        Securities, such purchase was not designated as a group
        sale or otherwise allocated to the account of an affiliated underwriter?
                                                                     ---  ---
                                       2

                                                                     Yes   No
                                                                     ---   --
h.      Information has or will be timely supplied to the appro-
        priate officer of the Trust for inclusion on SEC Form
        N-SAR and quarterly reports to the Trustees?                  X
                                                                     ___   ___


Approved: /s/ Richard Russell                Date: 5/14/99
          --------------------------          ------------------------

------------------------------------------------------------------------------------------------------------------------------------
NeubergerBerma                                   Merrin Trading Blotter                 Printed Date && 5/4/99 5:28:55 PM
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Name:  MET Series Partners    1582    1582
Trade        Settle                    Ticker                             Gross    Net      CTRY  Gross
                         T   Quantity          Cusip      Sec Name                 Price          Amount      Commission   Taxes
Date         Date                      Symbol                             Price             Code
------------------------------------------------------------------------------------------------------------------------------------
*05/03/1999  05/07/1999  BY    400     GS      38141G104  Goldman Sachs   53.0000  53.0550  USD   21,200.00    0.00        0
------------------------------------------------------------------------------------------------------------------------------------
 05/04/1999  05/07/1999  BY  2,700     SPW     784635104  SPX CORP        68.2500  68.3050  USD  184,275.50  148.50        0
------------------------------------------------------------------------------------------------------------------------------------
 05/04/1999  05/07/1999  SL    700     DNB     26483B106  DUN &           36.4427  36.3877  USD   25,509.69   38.50        0.86
------------------------------------------------------------------------------------------------------------------------------------

Trade        Net                       Ticket
                         Broker Name   Number           PF#
Date         Amount
------------------------------------------------------------------------------------------------------------------------------------
05/03/1999   21,200.00   GOLDMAN       031651901        1582
------------------------------------------------------------------------------------------------------------------------------------
05/04/1999  184,423.50   DONALDSON     031655401        1582
------------------------------------------------------------------------------------------------------------------------------------
05/04/1999   25,470.53   NEUBERGER     031645701        1582
------------------------------------------------------------------------------------------------------------------------------------

*NB WAS involved

                                 UNDERWRITING

        The Goldman Sachs Group, Inc., Sumitomo Bank Capital Markets, Inc., Kamehameha Activities Association and the underwriters for the U.S. offering (the "U.S. underwriters") named below have entered into an underwriting agreement with respect to the shares being offered in the United States and Canada. Subject to certain conditions, each U.S. underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Salomon Smith Barney Inc., Sanford C. Bernstein & Co., Inc. and Schroder & Co. Inc. are the representatives of the U.S. underwriters.

                                                                                                                        Number of
                                       U.S. Underwriters                                                                 Shares
                                       -----------------                                                                ----------
  Goldman, Sachs & Co.................................................................................................... 2,572,116
  Bear, Stearns & Co. Inc................................................................................................ 2,572,107
  Credit Suisse First Boston Corporation................................................................................. 2,572,107
  Donaldson, Lufkin & Jenrette Securities Corporation.................................................................... 2,572,107
  Lehman Brothers Inc.................................................................................................... 2,572,107
  Merrill Lynch, Pierce, Fenner & Smith Incorporated..................................................................... 2,572,107
  J.P. Morgan Securities Inc............................................................................................. 2,572,107
  Morgan Stanley & Co., Inc.............................................................................................. 2,572,107
  PaineWebber Incorporated............................................................................................... 2,572,107
  Prudential Securities Incorporated..................................................................................... 2,572,107
  Salomon Smith Barney Inc............................................................................................... 2,572,107
  Sanford C. Bernstein & Co., Inc........................................................................................ 2,572,107
  Schroder & Co. Inc..................................................................................................... 2,572,107
  BT Alex. Brown Incorporated............................................................................................   340,400
  BancBoston Robertson Stephens Inc......................................................................................   340,400
  CIBC World Markets Corp................................................................................................   340,400
  Chase Securities Inc...................................................................................................   340,400
  A.G. Edwards & Sons, Inc...............................................................................................   340,400
  EVEREN Securities, Inc.................................................................................................   340,400
  Hambrecht & Quist LLC..................................................................................................   340,400
  Edward D. Jones & Co., L.P.............................................................................................   340,400
  Lazard Freres & Co., LLC...............................................................................................   340,400
  Muriel Siebert & Co., Inc..............................................................................................   340,400
  NationsBanc Montgomery Securities LLC..................................................................................   340,400
  Nesbitt Burns Securities Inc...........................................................................................   340,400
  RBC Dominion Securities Corporation....................................................................................   340,400
  Scotia Capital Markets (USA) Inc.......................................................................................   340,400
  TD Securities (USA) Inc................................................................................................   340,400
  Utendahl Capital Partners, L.P.........................................................................................   340,400
  Wasserstein Perella Securities, Inc....................................................................................   340,400
  William Blair & Company, L.L.C.........................................................................................   340,400
  Advest, Inc............................................................................................................   317,400
  Robert W. Baird & Co. Incorporated.....................................................................................   317,400
  M. R. Beal & Company...................................................................................................   317,400

                                                                                                                           Number of
                        U.S. Underwriters                                                                                   Shares
                        -----------------                                                                                  ---------
  J.C. Bradford & Co......................................................................................................  317,400
  Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.........................................................  317,400
  Gruntal & Co., L.L.C....................................................................................................  317,400
  Keefe, Bruyette & Woods, Inc............................................................................................  317,400
  Legg Mason Wood Walker, Incorporated....................................................................................  317,400
  McDonald Investments Inc., A KeyCorp Company............................................................................  317,400
  Neuberger Berman, LLC...................................................................................................  317,400
  Putnam, Lovell, de Guardiola & Thornton, Inc............................................................................  317,400
  Ramirez & Co., Inc......................................................................................................  317,400
  RONEY CAPITAL MARKETS, A division of BANK ONE CAPITAL
   MARKETS, Inc...........................................................................................................  317,400
  Scott & Stringfellow, Inc...............................................................................................  317,400
  Stephens Inc............................................................................................................  317,400
  Stifel, Nicolaus & Company Incorporated.................................................................................  317,400
  Sutro & Co. Incorporated................................................................................................  317,400
  Tucker Anthony Cleary Gull..............................................................................................  317,400
  U.S. Bancorp Piper Jaffray Inc..........................................................................................  317,400
  Wachovia Securities, Inc................................................................................................  317,400
  Adams, Harkness & Hill, Inc.............................................................................................  124,200
  Apex Securities, a division of Rice Financial Products Company..........................................................  124,200
  Arnhold and S. Bleichroeder, Inc........................................................................................  124,200
  George K. Baum & Company................................................................................................  124,200
  Blaylock & Partners, L.P................................................................................................  124,200
  The Buckingham Research Group Incorporated..............................................................................  124,200
  Burnham Securities Inc..................................................................................................  124,200
  The Chapman Company.....................................................................................................  124,200
  Chatsworth Securities LLC...............................................................................................  124,200
  Conning & Company.......................................................................................................  124,200
  Crowell, Weedon & Co....................................................................................................  124,200
  D.A. Davidson & Co......................................................................................................  124,200
  Doft & Co., Inc.........................................................................................................  124,200
  Doley Securities, Inc...................................................................................................  124,200
  Fahnestock & Co. Inc....................................................................................................  124,200
  Ferris, Baker Watts, Incorporated.......................................................................................  124,200
  Fifth Third Securities, Inc.............................................................................................  124,200
  First Albany Corporation................................................................................................  124,200
  First Security Van Kasper...............................................................................................  124,200
  First Southwest Company.................................................................................................  124,200
  First Union Capital Markets Corp........................................................................................  124,200
  Fox-Pitt, Kelton Inc....................................................................................................  124,200
  Friedman, Billings, Ramsey & Co., Inc...................................................................................  124,200
  Gerard Klauer Mattison & Co., Inc.......................................................................................  124,200
  Graicap, Inc............................................................................................................  124,200
  Guzman & Company........................................................................................................  124,200
  HCFP/Brenner Securities, LLC............................................................................................  124,200
  Hanifen, Imhoff Inc.....................................................................................................  124,200
  J.J.B. Hilliard, W.L. Lyons, Inc........................................................................................  124,200

                                                                                                                           Number of
                        U.S. Underwriters                                                                                   Shares
                        -----------------                                                                                  ---------
  Hoak Breedlove Wesneski & Co............................................................................................  124,200
  William R. Hough & Co...................................................................................................  124,200
  Howard, Weil, Labouisse, Friedrichs Incorporated........................................................................  124,200
  Jackson Securities Incorporated.........................................................................................  124,200
  Janney Montgomery Scott Inc.............................................................................................  124,200
  Jefferies & Company, Inc................................................................................................  124,200
  Johnston, Lemon & Co. Incorporated......................................................................................  124,200
  C.L. King & Associates, Inc.............................................................................................  124,200
  Kirkpatrick, Pettis, Smith, Polian Inc..................................................................................  124,200
  Ladenburg, Thalmann & Co. Inc...........................................................................................  124,200
  Laidlow Global Securities, Inc..........................................................................................  124,200
  Lam Securities Investments, Inc.........................................................................................  124,200
  Loop Capital Markets, LLC...............................................................................................  124,200
  Mesirow Financial, Inc..................................................................................................  124,200
  Morgan Keegan & Company, Inc............................................................................................  124,200
  Needham & Company, Inc..................................................................................................  124,200
  Ormes Capital Markets, Inc..............................................................................................  124,200
  Parker/Hunter Incorporated..............................................................................................  124,200
  Pennsylvania Merchant Group.............................................................................................  124,200
  Petrie Parkman & Co., Inc...............................................................................................  124,200
  Pryor & Company, LLC....................................................................................................  124,200
  Ragen MacKenzie Incorporated............................................................................................  124,200
  Raymond James & Associates, Inc.........................................................................................  124,200
  The Robinson-Humphrey Company, LLC......................................................................................  124,200
  SBK Brooks Investment Corp..............................................................................................  124,200
  Sanders Morris Mundy....................................................................................................  124,200
  Sandler O'Neil & Partners, L.P..........................................................................................  124,200
  Sands Brothers & Co., Ltd...............................................................................................  124,200
  Seasongood & Mayer......................................................................................................  124,200
  Simmons & Company International.........................................................................................  124,200
  SWM Securities, Inc.....................................................................................................  124,200
  SoundView Technology Group, Inc.........................................................................................  124,200
  Southwest Securities, Inc...............................................................................................  124,200
  Sterne, Agee & Leach, Inc...............................................................................................  124,200
  Sturdivant & Co., Inc...................................................................................................  124,200
  SunTrust Equitable Securities Corporation...............................................................................  124,200
  Sutter Securities Incorporated..........................................................................................  124,200
  C.E. Unterberg, Towbin..................................................................................................  124,200
  Volpe Brown Whelan & Company, LLC.......................................................................................  124,200
  Walton Johnson & Company................................................................................................  124,200
  Wedbush Morgan Securities...............................................................................................  124,200
  The Williams Capital Group, L.P.........................................................................................  124,200
  B.C. Zieglar and Company................................................................................................  124,200
  Ameritrade, Inc.........................................................................................................   57,500
  DATEK ONLINE BROKERAGE SERVICES CORP....................................................................................   57,500

                                                                                                                           Number of
                        U.S. Underwriters                                                                                   Shares
                        -----------------                                                                                  ---------
  E*Offering Corp......................................................................................................      57,500
  GS-Online LLC........................................................................................................      57,500
  Charles Schwab & Co., Inc............................................................................................      57,500
  Wit Capital Corporation..............................................................................................      57,500
                                                                                                                         ----------
  Total................................................................................................................  55,200,000
                                                                                                                         ==========

                                 -------------

        The U.S. underwriters had the option, if they sold more than 48,000,000 shares, to purchase up to an additional 7,200,000 shares from The Goldman Sachs Group, Inc. The foregoing table reflects the exercise, in full, by the U.S. underwriters of such option.

        Shares sold by the underwriters to the public are being offered at the initial public offering price set forth on the cover page of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $1.35 per share from the initial public offering price. Any such securities dealers may resell any shares purchased from the underwriters to certain other brokers or dealers at a discount of up to $0.10 per share from the initial public offering price. If all of the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms.

        The offer and sale by the underwriters of the shares of common stock is subject to the underwriters having received and accepted the shares from The Goldman Sachs Group, Inc., Sumitomo Bank Capital Markets, Inc. and Kamehameha Activities Association. In addition, the underwriters may, in their sole discretion, reject all or any part of any order for the shares which is received by them. The underwriters expect to deliver the shares in New York, New York on the date indicated on the front cover page of this prospectus in exchange for payment in immediately available funds.

        The Goldman Sachs Group, Inc., Sumitomo Bank Capital Markets, Inc. and Kamehameha Activities Association have entered into underwriting agreements with underwriters for the sale of 8,000,000 shares outside of the United States, Canada and the Asia/Pacific region and 4,000,000 shares in the Asia/Pacific region. The terms and conditions of all three offerings are the same and the sale of shares in all three offerings are conditioned on each other. Goldman Sachs International, ABN AMRO Rothschild, Banque Nationale de Paris, BAYERISCHE HYPO- und VEREINSBANK Aktiengesellschaft, Cazenove & Co., Commerzbank Aktiengesellschaft, Deutsche Bank AG London, ING Barings Limited as Agent for ING Bank N.V., London Branch, Kleinwort Benson Limited, MEDIOBANCA - Banca di Credito Finanziaro S.p.A., Paribas and UBS AG, acting through its division Warburg Dillon Read, are representatives of the underwriters for the international offering outside of the United States, Canada and the Asia/Pacific region (the "International underwriters") and Goldman Sachs (Asia) L.L.C., BOCI Asia Limited, China Development Industrial Bank Inc., China International Capital Corporation Limited, Daiwa Securities (H.K.) Limited, The Development Bank of Singapore Ltd, HSBC Investment Bank Asia Limited, Jardine Fleming Securities Limited, KOKUSAI Securities (Hong Kong) Limited, Kotak Mahindra (International) Limited, The Nikko Merchant Bank (Singapore) Limited, Nomura International plc, Samsung Securities Co., Ltd., Standard Chartered Asia Limited and Were Stockbroking Limited are representatives of the underwriters for the Asia/Pacific region offering (the "Asia/Pacific underwriters"). The International and Asia/Pacific underwriters have exercised, in full, their options to purchase 1,800,000 shares of common stock from The Goldman Sachs Group, Inc.

        The underwriters for each of the three offerings have entered into an agreement in which they have agreed to restrictions on where and to whom they and any dealer

                             RULE 10F-3 COMPLIANCE
                                WORKSHEET - P.3



Additional information for paragraph (b) -- commission or spread -- comparable recent offering:

--------------------------------------------------------------------------------------------------------------------
                        COMPARISON #1                   COMPARISON #2                   COMPARISON #3
--------------------------------------------------------------------------------------------------------------------
SECURITY                Delphi Automotive System Corp   Goldman Sachs Group, Inc.       Republic Services, Inc.
--------------------------------------------------------------------------------------------------------------------
DATE OFFERED            2/4/99                          5/3/99                          4/27/99

--------------------------------------------------------------------------------------------------------------------
PRICE                   $17.00                          $53.00                          $16.875

--------------------------------------------------------------------------------------------------------------------
SPREAD ($)              $0.7888                         $2.25                           $0.55

--------------------------------------------------------------------------------------------------------------------
SPREAD (%)
                        4.64%                           4.25%                           3.26%
--------------------------------------------------------------------------------------------------------------------
SECURITY TYPE           COMMON                          COMMON                          COMMON

--------------------------------------------------------------------------------------------------------------------
RATING/QUALITY

--------------------------------------------------------------------------------------------------------------------
SIZE OF ISSUE           100,000,000                     69,000,000                      100,000,000

--------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION    $9,605,000 (in thousands)       $2,468,573 (in thousands)       $2,960,086 (in thousands)

--------------------------------------------------------------------------------------------------------------------

NOTE: Minimum of two comparisons must be completed for each purchase